                                                                      EXHIBIT 13

                               EXCELLENCE NESSUAH
                                LEGAL DEPARTMENT
                       Tal: 03-7538511     Fax: 037608497
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                                November 29, 2009

To whom it may concern:

                    EXCELLENCE MUTUAL FUNDS LTD ("THE COMPANY").

I hereby confirm that, according to the resolution of the board of directors of the Company dated: July 14th, 2009, the authorized signatories for the Company are as follows:

------------------------------------------------------------------------------------------------
                    GROUP A                                         GROUP B
----------------------------------------------  ------------------------------------------------
         NAME                IDENTITY CARD               NAME                 IDENTITY CARD
----------------------  ----------------------  ---------------------  -------------------------
Meir Mazuz              ***                     David Baruch           ***
----------------------  ----------------------  ---------------------  -------------------------
***                     ***                     ***                    ***
----------------------  ----------------------  ---------------------  -------------------------
                                                ***                    ***
----------------------  ----------------------  ---------------------  -------------------------
                                                ***                    ***
----------------------  ----------------------  ---------------------  -------------------------
                                                Gil Deutch             ***
----------------------  ----------------------  ---------------------  -------------------------

The signatures of two of the above authorized signatories when one is from group
A and the other is from group B, with the company's stamp or printed name, bind the Company for any purpose or matter with no extent limitation.

                                                       Sincerely,

                                                    /s/ Yael Ahi Dror
                                                    -----------------
                                                  Yael Ahi Dror, Adv.
                                              Legal & Regulation Department